Exhibit 10.7(D)

TERM LOAN AND SECURITY AGREEMENT
DATED AS OF June 30, 2002

           TERM LOAN AGREEMENT dated as of June 30, 2002, between PHARMACEUTICAL FORMULATIONS INC., 460 Plainfield Avenue, Edison, New Jersey 08818, a Delaware corporation (the "Borrower"), and ICC INDUSTRIES INC., 460 Park Avenue, New York, New York 10022, a New York corporation (the "Lender").

RECITALS

           WHEREAS, the Lender and the Borrower have previously entered into a Term Loan and Security Agreement dated as of December 31, 2000 (the “Prior Loan Agreement”), and Borrower executed a Promissory Note dated December 31, 2000 (the “Prior Promissory Note”) in the amount of sixteen million four hundred four thousand one hundred dollars ($16,404,100), which covered loans made by Lender to Borrower in the amounts and on the dates set forth in Exhibit A, B and C attached hereto.

           WHEREAS, on December 21, 2001, the Lender and Borrower entered into an agreement to convert $15,000,000 of this debt to equity resulting in the issuance 44,117,647 shares of PFI common stock to Lender, leaving an unpaid balance on the Promissory Note dated December 31, 2000 in the amount of $1,404,100; and

           WHEREAS, the Lender has loaned to Borrower or has paid to Austin Chemical on behalf of Borrower additional sums totaling seventeen million six hundred eighteen thousand dollars ($17,618,000), in the amounts and on the dates set forth in Exhibit D attached hereto; and

          WHEREAS, Lender’s loans to Borrower as of this date now total nineteen million twenty-two thousand one hundred dollars ($19,022,100); and

           WHEREAS, the parties have agreed that the loans from Lender to Borrower shall be governed by the terms and conditions of this Term Loan and Security Agreement, and that payment shall be made in accordance with the payment schedule set forth in a Promissory Note of even date to be executed by Borrower in the form of Exhibit E attached hereto; and

           NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the Borrower and the Lender agree as follows:

ARTICLE I

AMOUNTS AND TERMS OF THE ADVANCES

          SECTION 1.1. The Loan. The parties agree that the loans outstanding from Lender to Borrower totaling $19,022,100 shall be governed by the terms and conditions hereinafter set forth, and said loans shall hereinafter referred to as the “Loan”.

          SECTION 1.2. Interest and Repayment. The Borrower shall repay, and shall pay interest on, the aggregate unpaid principal amount of the Loan in accordance with the Note, evidencing the indebtedness resulting from such Loan and delivered to the Lender pursuant to Article II.

           SECTION 1.3. Optional Prepayments. The Borrower may prepay, without any penalty, the Note in whole or in part with any accrued interest due on the amount prepaid.

          SECTION 1.4. Conversion of Invoices. The amounts due to Lender under the invoices identified in Exhibits A, B and C are no longer due and payable under the terms set forth in said invoices. Instead, said indebtedness to Lender is hereby converted to the indebtedness covered by the Loan set forth herein.

           SECTION 1.5. Payments and Computations. The Borrower shall make each payment under any Loan Document (as hereinafter defined) not later than 3:00 p.m. (New York City time) on the day when due in lawful money of the United States of America to the Lender at its address referred to in Section 6.2 in same day funds. All computations of interest under the Note shall be made by the Lender on the basis of a year of 360 days, for the actual number of days elapsed (including the first day but excluding the last day).

          SECTION 1.6. Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

ARTICLE II

CONDITIONS OF LENDING

           SECTION 2.1. Conditions of Lending. At the option of the Lender, the obligation of the Lender to make the Loan is subject to the satisfaction of the following conditions precedent:

(A) The Lender shall have received the Note, dated as of the date hereof, in form and substance satisfactory to the Lender;

(B) The following statements shall be true as of the date hereof:

(i) The representations and warranties contained in Section 3.1 of this Agreement are correct on and as of the date hereof; and

(ii) No event has occurred and is continuing, or would result from such Loan, which constitutes an Event of Default (as hereinafter defined);

(C) The Lender shall have received a certified copy of the resolutions of the Board of Directors of Borrower, approving each Loan Document to which it is a party, and of all documents evidencing other necessary corporate action, if any, with respect to each such Loan Document;

(D) The Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

           SECTION 3.1. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(A) The Borrower is a corporation duly incorporated and validly existing under the laws of the state of Delaware, has the power to transact the business in which it is now engaged and is duly qualified as a foreign corporation under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification.

(B) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene the Borrower's charter or by-laws.

(C) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement.

(D) This Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

(E) The proceeds of the Loan will be used solely for the purpose of Borrower's working capital and will not be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

ARTICLE IV

COVENANTS OF THE BORROWER

           SECTION 4.1. Affirmative Covenant. So long as the Note shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

(A) Compliance with Laws, Etc. Comply, in all material respects, with all applicable laws, rules, regulations and orders.

           SECTION 4.2. Negative Covenant. So long as the Note shall remain unpaid, the Borrower will not, without the written consent of the Lender, other than those liens that presently exist, create or suffer to exist any lien, security interest or other encumbrance upon or with respect to any of its properties or assets, whether now owned or hereafter acquired, or assign any right to receive income.

ARTICLE V

SECURITY INTEREST

           SECTION 5.1. Security Interest. The Borrower has granted Lender a subordinated security interest in all of its assets, which shall secure Borrower’s loans under this Agreement. That security interest is reflected by a UCC 1 filing which has been filed with the State of New Jersey and County of Middlesex.

ARTICLE VI

EVENTS OF DEFAULT

           SECTION 6.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

(A) The Borrower shall fail to pay any installment of principal of, or interest on, the Note within five Business Days of the date when due; or

(B) Any representation or warranty made by Borrower under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made which is not cured within five (5) Business Days of receiving notice of such breach by Lender; or

(C) Borrower shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on their respective parts to be performed or observed; or

(D) Borrower shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (D); or

(E) Any judgment or order for the payment of money shall be rendered against Borrower and enforcement proceedings shall have been commenced by any creditor upon such judgment or order.

ARTICLE VII

MISCELLANEOUS

           SECTION 7.1. Amendment, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           SECTION 7.2. Notices, Etc. Any notice, demand, request or other communication hereunder shall be in writing and shall be delivered by personal service or mailed certified mail, postage prepaid, return receipt requested, to the parties at the addresses for such notices set forth below, with a copy also sent by telefax to the telefax number listed below. Such notices shall be effective upon receipt by the respective addresses thereof. The parties hereto may change their respective addresses for such notices by delivering or mailing to the other party hereto, as aforesaid, a notice of such change.

If to the Borrower:

Pharmaceutical Formulations Inc.
460 Plainfield Avenue
Edison, New Jersey 08818
Attention: President
Fax No.: 732-819-3330

If to the Lender:

ICC Industries Inc.
460 Park Avenue
New York, New York 10022
Attention: President
Fax No.: 212-521-1949

           SECTION 7.3. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

           SECTION 7.4. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except as otherwise stated herein.

           SECTION 7.5. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording and administration of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the fees and out-of-pocket expenses of counsel for the Lender, with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents, and all costs and expenses, if any (including counsel fees and expenses), in connection with the enforcement of the Loan Documents and the other documents to be delivered under the Loan Documents. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents to be delivered under the Loan Documents, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

           SECTION 7.6. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand under such Loan Document and although such obligations may be unmatured. The Lender agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

           SECTION 7.7. Prior Agreement. This Term Loan and Security Agreement amends and restates the Prior Loan Agreements dated as of April 1, 1999, July 1, 2000, September 30, 2000 and December 31, 2000.

           SECTION 7.8. Binding Effect; Governing Law; Jurisdiction.

(A) This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York.

(B) The Borrower agrees that any legal action or proceeding with respect to this Agreement or to enforce any judgment obtained against the Borrower in connection herewith may be brought by the Lender in the courts of the State of New York or in the United States District Court for the Southern District of New York, or any other court to the jurisdiction of which the Borrower or any of the Borrower's property is or may be subject. The Borrower irrevocably submits to the jurisdiction of the courts of the State of New York or of the United States District Court for the Southern District of New York, and irrevocably waives any present or future claim that any such court is an inconvenient forum, in connection with any action or proceeding arising out of this Agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHARMACEUTICAL FORMATIONS INC. (Borrower) By: /s/ James C. Ingram Name: James C. Ingram Title: President	ICC INDUSTRIES INC. (Lender) By: /s/ John L. Oram Name: John L. Oram Title: President

EXHIBIT A

LOANS MADE BY LENDER
ICC INDUSTRIES INC.

Original Loan - $3,000,000 made April 1, 1999

Additional Loans as of July 1, 2000:

Amount of Loan

$312,100.00
$450,000.00
$150,000.00
$ 75,000.00
$180,000.00
$200,000.00
$ 40,000.00
$ 50,000.00
$165,000.00
$100,000.00
$145,000.00
$100,000.00
$175,000.00
$ 30,000.00
$100,000.00
$150,000.00
$ 80,000.00
$140,000.00
$100,000.00
$ 50,000.00
$120,000.00
$525,000.00
$155,000.00
$190,000.00
$ 75,000.00
$225,000.00
$125,000.00
$135,000.00
$100,000.00
$ 50,000.00
$100,000.00
$100,000.00
$ 30,000.00
$ 30,000.00	Date
of Loan

03/23/00
03/30/00
04/17/00
04/18/00
04/24/00
04/25/00
04/26/00
05/01/00
05/02/00
05/03/00
05/05/00
05/08/00
05/09/00
05/10/00
05/11/00
05/18/00
05/19/00
05/22/00
05/23/00
05/25/00
05/26/00
05/26/00
05/30/00
05/31/00
06/01/00
06/02/00
06/05/00
06/06/00
06/08/00
06/09/00
06/12/00
06/20/00
06/21/00
06/26/00
Total Additional Loans:	$4,752,100.00
Total of all Loans as of July 1, 2000:	$7,752,100.00

EXHIBIT B

LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF SEPTEMBER 30, 2000

Amount of Loan        Date of Loan         Amount of Loan      Date of Loan

                                           $270,000.00            08/25/00
 $75,000.00            07/06/00                               (Austin Chemical)
 $75,000.00            07/10/00             $45,000.00            08/28/00
$175,000.00            07/13/00             $40,000.00            08/29/00
$135,000.00            07/14/00             $50,000.00            08/30/00
$250,000.00            07/17/00             $50,000.00            08/31/00
 $50,000.00            07/18/00             $55,000.00            09/01/00
$100,000.00            07/19/00             $50,000.00            09/05/00
$125,000.00            07/20/00             $50,000.00            09/07/00
$100,000.00            07/21/00            $200,000.00            09/08/00
 $25,000.00            07/26/00             $25,000.00            09/12/00
 $55,000.00            07/28/00             $50,000.00            09/14/00
$100,000.00            07/31/00            $135,000.00            09/15/00
 $30,000.00            08/01/00                               (Austin Chemical)
$200,000.00            08/02/00             $50,000.00            09/20/00
 $25,000.00            08/04/00             $50,000.00            09/21/00
 $50,000.00            08/08/00            $100,000.00            09/22/00
 $50,000.00            08/10/00            $135,000.00            09/22/00
$300,000.00            08/11/00            $100,000.00            09/25/00
$140,000.00            08/16/00            $100,000.00            09/26/00
 $90,000.00            08/17/00             $50,000.00            09/28/00
$100,000.00            08/18/00             $25,000.00            09/29/00
 $40,000.00            08/21/00             $50,000.00            09/29/00
 $15,000.00            08/23/00           ------------
 $50,000.00            08/24/00
 $50,000.00            08/25/00

                                           $4,085,000  Total Loans for July 1
                                                   through September 30, 2000

                                          $11,837,100 Total Loans under
                                                   this Agreement

EXHIBIT C

LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF DECEMBER 31, 2000

                            Date                                      Date
Amount of Loan              of Loan          Amount of Loan           of Loan

$200,000.00                 10/02/00         $250,000.00              11/02/00
$135,000.00                 10/02/00         $125,000.00              11/06/00
                    (Austin Chemical)        $500,000.00              11/08/00
 $50,000.00                 10/04/00         $150,000.00              11/09/00
 $50,000.00                 10/05/00         $270,000.00              11/10/00
 $25,000.00                 10/06/00                           (Austin Chemical)
$100,000.00                 10/10/00         $250,000.00              11/13/00
 $55,000.00                 10/11/00         $100,000.00              11/15/00
$180,000.00                 10/12/00         $216,000.00              11/17/00
 $40,000.00                 10/13/00                           (Austin Chemical)
 $50,000.00                 10/16/00         $135,000.00              11/20/00
 $25,000.00                 10/18/00                           (Austin Chemical)
 $50,000.00                 10/19/00          $50,000.00              11/22/00
 $50,000.00                 10/20/00         $150,000.00              11/27/00
 $50,000.00                 10/23/00         $100,000.00              12/06/00
 $50,000.00                 10/24/00         $120,000.00              12/05/00
 $25,000.00                 10/25/00         $150,000.00              12/08/00
 $50,000.00                 10/26/00         $100,000.00              12/14/00
 $50,000.00                 10/30/00         $400,000.00              12/21/00
 $50,000.00                 10/31/00         $216,000.00              12/22/00

$4,567,000   Total Loans for October 1, through December 31, 2000

$16,404,100 Total Loans under this Agreement

EXHIBIT D

LOANS MADE BY LENDER
ICC INDUSTRIES INC. UNDER TERM LOAN AND SECURITY AGREEMENT
DATED AS OF JUNE 30, 2002

Amount of Loan          Date of Loan

$   500,000               01/03/01
     53,000               01/16/01
                     (Austin Chemical)
    200,000               01/16/01
     50,000               02/02/01
    200,000               02/09/01
    270,000               02/21/01
                       (Austin Chemical)
    130,000               03/21/01
    170,000               03/21/01
    170,000               03/29/01
    100,000               04/17/01
    150,000               04/27/01
    100,000               04/30/01
    100,000               05/10/01
    300,000               05/16/01
    100,000               06/07/01
    100,000               06/28/01
    100,000               07/12/01
    200,000               07/16/01
    100,000               07/19/01
     50,000               07/30/01
    100,000               07/31/01
    200,000               08/01/01
    100,000               08/16/01
    100,000               08/22/01
    100,000               08/31/01
    200,000               09/06/01
    150,000               09/10/01
    150,000               09/11/01
    200,000               10/05/01
    100,000               10/15/01
    100,000               10/17/01
    200,000               10/18/01
    100,000               10/24/01
    100,000               10/25/01
    100,000               11/05/01
     50,000               11/06/01
     50,000               11/19/01
    200,000               11/28/01
    200,000               12/07/01
    100,000               12/10/01
    100,000               12/17/01
    150,000               12/18/01
    300,000               12/28/01
    100,000               01/03/02
    200,000               01/04/02
    200,000               01/11/02
    150,000               01/14/02
    100,000               01/15/02
    100,000               01/18/02
    100,000               01/22/02
    100,000               01/25/02
    100,000               01/28/02
    150,000               01/30/02
     50,000               02/05/02
     50,000               02/06/02
    200,000               02/08/02
    200,000               02/12/02
    250,000               02/15/02
    150,000               02/19/02
    250,000               02/21/02
    675,000               02/22/02
    150,000               02/26/02
    325,000               02/28/02
    300,000               03/01/02
     50,000               03/05/02
    225,000               03/07/02
    125,000               03/08/02
    100,000               03/11/02
    350,000               04/01/02
    100,000               04/03/02
    175,000               04/04/02
     50,000               04/05/02
    100,000               04/08/02
    300,000               04/09/02
     75,000               04/12/02
    250,000               04/15/02
     25,000               04/16/02
     25,000               04/23/02
    250,000               04/29/02
    175,000               05/02/02
     25,000               05/03/02
    250,000               05/06/02
    100,000               05/07/02
     50,000               05/10/02
     50,000               05/17/02
     50,000               05/28/02
     75,000               05/29/02
    250,000               05/31/02
     50,000               06/03/02
    300,000               06/04/02
    400,000               06/10/02
 $3,275,000               06/17/02
    100,000               06/18/02
     75,000               06/28/02

                         Total loans:
             Previous unpaid balance:
Total Amount Due under this Agreement

                                                     $17,618,000
                                                       1,404,100

                                                     $19,022,100

EXHIBIT E

PROMISSORY NOTE

$19,022,100 (Nineteen Million Twenty-Two Thousand One Hundred Dollars)	New York, New York June 30, 2002

           FOR VALUE RECEIVED, the undersigned, PHARMACEUTICAL FORMULATIONS INC., 460 Plainfield Avenue, Edison, New Jersey 08818, a Delaware corporation (the "Borrower") HEREBY PROMISES TO PAY to the order of ICC INDUSTRIES INC., 460 Park Avenue, New York, New York 10022, a New York corporation (the "Lender") the principal sum of Nineteen Million Twenty-Two Thousand One Hundred dollars ($19,022,100) on the following dates in the following amounts:

DATE

From present date until July 1, 2004

October 1, 2002
November 1, 2002
December 1, 2002
January 1, 2003
February 1, 2003
March 1, 2003
April 1, 2003
May 1, 2003
June 1, 2003
July 1, 2003
August 1, 2003
September 1, 2003
October 1, 2003
November 1, 2003
December 1, 2003
January 1, 2004
February 1, 2004
March 1, 2004
April 1, 2004
May 1, 2004
June 1, 2004
July 1, 2004	AMOUNT TO BE REPAID

Interest-only payments on the 1st
of each month

$ 60,000 plus interest
$ 60,000 plus interest
$ 60,000 plus interest
$ 100,000 plus interest
$ 100,000 plus interest
$ 100,000 plus interest
$ 125,000 plus interest
$ 125,000 plus interest
$ 125,000 plus interest
$ 150,000 plus interest
$ 150,000 plus interest
$ 150,000 plus interest
$ 200,000 plus interest
$ 200,000 plus interest
$ 200,000 plus interest
$ 225,000 plus interest
$ 225,000 plus interest
$ 225,000 plus interest
$ 250,000 plus interest
$ 250,000 plus interest
$ 250,000 plus interest
$ 15,692,100 plus interest

The interest shall be on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date hereof until said principal amounts are paid in full, payable monthly in arrears commencing July 1, 2004, and thereafter during the term hereof and on the final day when said principal amounts are paid and, with respect to interest on any overdue principal amount, payable on demand, at a fluctuating interest rate per annum equal to one percent (1%) per annum above the rate of interest announced publicly by Standard Chartered Bank in New York, New York, USA, from time to time as said bank's prime or base rate (the "Base Rate"). The Borrower acknowledges that the Base Rate does not necessarily reflect the lowest rate of interest charged by said bank to any class of customer or in respect of any class of loan. Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Base Rate and all computations of interest shall be made on the basis of a year of 360 days, for the actual number of days elapsed.

Both principal and interest are payable in lawful money of the United States of America to the Lender at 460 Park Avenue, New York, New York 10022, not later than 12:00 noon (New York City time) on the day when due in same day funds, or at such other address as the holder hereof may direct. Whenever any payment shall be stated to be due on a Saturday, Sunday or a public or bank holiday or the equivalent for banks generally under the laws of the State of New York (any other day being a "Business Day"), such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

In the event of any default in connection with any payment under the aforementioned payment schedule, all remaining unpaid amounts shall immediately become due and payable on demand.

This Note is the Note referred to in, and is entitled to the benefits of, the Term Loan and Security Agreement dated as of June 30, 2002 (the “Term Loan Agreement”). The Term Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

This Note amends and restates the Promissory Notes executed by Borrower dated December 31, 2000. This note is secured by a Security Interest granted by Borrower to Lender covering all of Lender’s assets, and reflected by a UCC-1 which has been filed with the state of New Jersey and county of Middlesex.

This Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed therein (without giving effect to any principles of conflicts of law).

The Borrower unconditionally and irrevocably agrees that any legal action, suit or proceeding against it with respect to its obligations or liabilities hereunder or arising out of or in connection with this Note or the transactions contemplated hereby for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the United States Federal Court for the Southern District of New York or in the courts of the State of New York, as the holder hereof may elect.

PHARMACEUTICAL FORMULATIONS, INC. By: /s/ James C. Ingram Name: James C. Ingram Title: President